UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Apple Hospitality REIT, Inc.
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Your Vote Counts! APPLE HOSPITALITY REIT, INC. 2021 Annual Meeting Vote by May 12, 2021 11:59 PM ET APPLE HOSPITALITY REIT, INC. 814 EAST MAIN STREET RICHMOND,VA 23219 D44405‐P48171 You invested in APPLE HOSPITALITY REIT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 13, 2021. Get informed before you vote View the Notice & Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1‐800‐579‐1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 13, 2021 9:00 AM EDT Courtyard and Residence Inn Richmond Downtown 1320 East Cary Street Richmond, VA 23219 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

1. Election of Directors Nominees: 01) Glenn W. Bunting 04) Glade M. Knight 07) Daryl A. Nickel 02) Jon A. Fosheim 05) Justin G. Knight 08) L. Hugh Redd 03) Kristian M. Gathright 06) Blythe J. McGarvie 09) Howard E. Woolley 2. Approval on an advisory basis of executive compensation paid by the Company. 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm to serve for 2021. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D44406-P48171 For For For